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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report:      April 19, 2000
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                            The Fortress Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


Delaware                                0-28024               54-1774977
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(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)       Identification No.)


1650 Tysons Boulevard, Suite 600, McLean, Virginia             22102
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's Telephone No., Including Area Code:  (703) 442-4545
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Item 4 - Changes in Registrant's Certifying Accountant

(a)(1)   Previous independent accountants

(i)      On April 14, 2000 The Fortress Group, Inc. dismissed
         PricewaterhouseCoopers LLP as its independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) The Registrant's Audit Committee recommended and Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and through April 14, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through April 14, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(vi) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 14, 2000, is filed as Exhibit 16 to the Form 8-K.

(a)(2)   New independent accountants

(i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of April 14, 2000. During the two most recent fiscal years and through April 14, 2000, the Registrant has not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue: or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                  16 Letter from PricewaterhouseCoopers LLP dated April 14, 2000 regarding change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               The Fortress Group, Inc.


Date: 4/19/00                                  By: /s/ George C. Yeonas
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                                                  George C. Yeonas
                                                  Chief Executive Officer





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                                INDEX TO EXHIBITS

         Exhibit
          Number                 Description
         --------                -----------

            16 Letter from PricewaterhouseCoopers LLP dated April 14, 2000 regarding change in certifying accountant.